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                                                                    EXHIBIT 99.1



               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES - OXLEY ACT OF 2002



         In connection with the Quarterly Report of Noble International, Ltd. ("Noble") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
J. Skandalaris, Chief Executive Officer of Noble, certify, pursuant to 18 U. S.
C. section 1350, as adopted pursuant to section 906 of the Sarbanes - Oxley Act of 2002, to my knowledge that:

     1.  The Report fully complies with the requirements of Section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Noble.



Dated:  August 14, 2002                     /s/ Robert J. Skandalaris
                                            --------------------------------
                                            Robert J. Skandalaris
                                            Chief Executive Officer









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